LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2



                                                  Bond Cash Flow Report
                           0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                                                   Settlement 20011031

                                                        Class A-1

                                                Prepayment: 175.00000 MHP
                                             Default: 0.00000 %CURR.BAL/MON
                                                         LAG: 0;


Prd    Date          Balance             Interest     Principal Pmt         Total           Eff. Coupon    Percent
---   --------   --------------         ----------    -------------      -------------      -----------    -------
1     20011115   236,000,000.00         328,433.33    10,838,468.53      11,166,901.86         1.6700        100
2     20011215   225,161,531.47         626,699.60    11,852,231.27      12,478,930.87         3.3400         95
3     20020115   213,309,300.20         593,710.89    11,149,717.05      11,743,427.94         3.3400         90
4     20020215   202,159,583.15         562,677.51    11,136,915.03      11,699,592.54         3.3400         86
5     20020315   191,022,668.12         531,679.76    11,111,266.99      11,642,946.75         3.3400         81

6     20020415   179,911,401.12         500,753.40    11,032,630.21      11,533,383.61         3.3400         76
7     20020515   168,878,770.92         470,045.91    10,982,983.82      11,453,029.73         3.3400         72
8     20020615   157,895,787.10         439,476.61    10,896,955.47      11,336,432.07         3.3400         67
9     20020715   146,998,831.63         409,146.75    10,836,965.33      11,246,112.08         3.3400         62
10    20020815   136,161,866.30         378,983.86    10,769,699.90      11,148,683.76         3.3400         58

11    20020915   125,392,166.40         349,008.20    10,168,252.59      10,517,260.78         3.3400         53
12    20021015   115,223,913.82         320,706.56     8,909,135.22       9,229,841.78         3.3400         49
13    20021115   106,314,778.60         295,909.47     8,846,326.89       9,142,236.36         3.3400         45
14    20021215    97,468,451.71         271,287.19     8,778,190.80       9,049,477.99         3.3400         41
15    20030115    88,690,260.91         246,854.56     8,708,307.90       8,955,162.46         3.3400         38

16    20030215    79,981,953.01         222,616.44     8,633,095.26       8,855,711.70         3.3400         34
17    20030315    71,348,857.75         198,587.65     8,557,490.90       8,756,078.56         3.3400         30
18    20030415    62,791,366.84         174,769.30     8,484,525.98       8,659,295.28         3.3400         27
19    20030515    54,306,840.86         151,154.04     8,407,258.55       8,558,412.59         3.3400         23
20    20030615    45,899,582.31         127,753.84     8,333,324.51       8,461,078.35         3.3400         19

21    20030715    37,566,257.80         104,559.42     8,256,965.60       8,361,525.02         3.3400         16
22    20030815    29,309,292.20          81,577.53     8,182,641.61       8,264,219.14         3.3400         12
23    20030915    21,126,650.59          58,802.51     8,108,313.67       8,167,116.19         3.3400          9
24    20031015    13,018,336.91          36,234.37     8,032,819.38       8,069,053.75         3.3400          6
25    20031115     4,985,517.53          13,876.36     4,985,517.53       4,999,393.89         3.3400          2
---   --------   --------------       ------------   --------------     --------------      -----------    -------
                                      7,495,305.04   236,000,000.00     243,495,305.04
                                      ------------   --------------     --------------





-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2



                                                  Bond Cash Flow Report
                           0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                                                   Settlement 20011031

                                                        Class A-1

                                                Prepayment: 250.00000 MHP
                                             Default: 0.00000 %CURR.BAL/MON
                                                         LAG: 0;



Prd    Date          Balance             Interest     Principal Pmt         Total           Eff. Coupon    Percent
---   --------   --------------         ----------    -------------      -------------      -----------    -------
1     20011115   236,000,000.00         328,433.33    15,088,339.93      15,416,773.26         1.6700        100
2     20011215   220,911,660.07         614,870.79    15,342,283.45      15,957,154.24         3.3400         94
3     20020115   205,569,376.62         572,168.10    14,606,024.97      15,178,193.06         3.3400         87
4     20020215   190,963,351.66         531,514.66    14,536,127.90      15,067,642.56         3.3400         81
5     20020315   176,427,223.76         491,055.77    14,443,601.10      14,934,656.88         3.3400         75

6     20020415   161,983,622.66         450,854.42    14,289,365.25      14,740,219.66         3.3400         69
7     20020515   147,694,257.41         411,082.35    14,161,141.39      14,572,223.74         3.3400         63
8     20020615   133,533,116.02         371,667.17    13,993,490.23      14,365,157.40         3.3400         57
9     20020715   119,539,625.79         332,718.63    13,851,919.15      14,184,637.78         3.3400         51
10    20020815   105,687,706.64         294,164.12    13,702,378.52      13,996,542.63         3.3400         45

11    20020915    91,985,328.12         256,025.83    13,517,729.51      13,773,755.34         3.3400         39
12    20021015    78,467,598.61         218,401.48    11,913,716.76      12,132,118.25         3.3400         33
13    20021115    66,553,881.84         185,241.64    11,656,457.24      11,841,698.87         3.3400         28
14    20021215    54,897,424.61         152,797.83    11,513,348.97      11,666,146.80         3.3400         23
15    20030115    43,384,075.64         120,752.34    11,368,810.51      11,489,562.86         3.3400         18

16    20030215    32,015,265.12          89,109.15    11,217,965.50      11,307,074.65         3.3400         14
17    20030315    20,797,299.62          57,885.82    11,067,339.70      11,125,225.52         3.3400          9
18    20030415     9,729,959.92          27,081.72     9,729,959.92       9,757,041.65         3.3400          4
---   --------   --------------       ------------    -------------      -------------      -----------    -------
                                      5,505,825.15   236,000,000.00     241,505,825.15
                                      ------------   --------------     --------------





-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers                                  Mon, 22 Oct 2001, 15:35:23 EDT
                                                         dkanofsk:CITMH-AMBAC-2



                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01



                                   Bond Summary - Class A-7
                 -------------------------------------------------------------
                 Fixed Coupon: 5.240
                     Orig Bal:        375,000,000

                       Factor:        1.0000000
                  Factor Date:        10/15/01        Next Pmt:    11/15/01
                        Delay:        0               Cusip:       0
                 -------------------------------------------------------------

                                             175.00 MHP
                         -------------------------------------
                         Price         Yield          Duration
                         -------------------------------------
                         99-14         5.45             3.751
                         99-15         5.44
                         99-16         5.43
                         99-17         5.42
                         99-18         5.41
                         99-19         5.41             3.757
                         99-20         5.40
                         99-21         5.39
                         99-22         5.38
                         99-23         5.37
                         99-24         5.36             3.763
                         99-25         5.36
                         99-26         5.35
                         99-27         5.34
                         99-28         5.33
                         99-29         5.32             3.770
                         99-30         5.31
                         99-31         5.31
                        100-00         5.30
                        100-01         5.29
                        100-02         5.28             3.776
                        100-03         5.27
                        100-04         5.26
                        100-05         5.26
                        100-06         5.25
                        100-07         5.24             3.782
                        100-08         5.23
                        100-09         5.22
                        100-10         5.22
                     ------------------------------------------
                     Average Life      4.78
                       First Pay      11/15/01
                       Last Pay       10/15/19
                     ------------------------------------------

-----------------------------------------------------------------------
 Treasury Benchmarks    1YR   2YR  3YR   4YR   5YR   7YR   10YR    30YR
-----------------------------------------------------------------------
               Yield
              Coupon
-----------------------------------------------------------------------





-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                        Page 1

Lehman Brothers                                 Mon, 22 Oct 2001, 15:35:23 EDT
                                                        dkanofsk:CITMH-AMBAC-2

                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC Settle as of 10/31/01


                                       175.00 MHP
                   -------------------------------------------
                      Price       Yield         Duration
                   -------------------------------------------
                      100-11           5.21
                      100-12           5.20             3.788
                      100-13           5.19
                      100-14           5.18
                      100-15           5.17
                      100-16           5.17
                      100-17           5.16             3.795
                      100-18           5.15
                   -------------------------------------------
                   Average Life                4.78
                     First Pay                11/15/01
                     Last Pay                 10/15/19
                   --------------------------------------------




------------------------------------------------------------------------
 Treasury Benchmarks    1YR   2YR  3YR   4YR   5YR   7YR   10YR   30YR
------------------------------------------------------------------------
               Yield
              Coupon
------------------------------------------------------------------------





------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                        Page 2